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                                                                    EXHIBIT 10.7

                         OCEAN POWER TECHNOLOGIES, INC.

                                 2001 STOCK PLAN

     1. PURPOSES OF THE PLAN. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Non-Employee Directors and Consultants (sometimes referred to herein as "Participants") of the Company and its Subsidiaries and to promote the success of the Company's business.

     2. CERTAIN DEFINITIONS. As used herein, the following definitions shall apply:

          (a) "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards and Stock Awards.

          (b) "Board" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended, including any successor law thereto.

          (d) "Committee" means any Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (e) "Common Stock" means the Common Stock, without par value, of the Company.

          (f) "Company" means Ocean Power Technologies, Inc., a New Jersey corporation.

          (g) "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render services or provide goods and is compensated for such goods or services, and any Non-Employee Director of the Company whether compensated for such services or not.

          (h) "Consulting Relationship" means the relationship established by the provision of ongoing services by a Consultant to the Company. A Consulting Relationship is terminated when the Company delivers written notice to the Consultant that the Company no longer wishes to utilize the services of such Consultant; provided, however, that in the case of any Non-Employee Director, the Consulting Relationship is terminated on the date upon which such Non-Employee Director no longer serves on the Company's Board of Directors.

          (i) "Continuous Status as an Employee" means the absence of any interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) maternity leave; (iv) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless

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reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (v) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (j) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.

          (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (l) "Fair Market Value" means: (i) if the Common Stock is admitted to trading on a United States securities exchange, or quotation on the Nasdaq National Market System, the Nasdaq SmallCap Market or the National Association of Securities Dealers ("NASD") OTC Bulletin Board, the Fair Market Value on any date shall be the reported closing price for the Common Stock on such exchange or system for such date (or in the absence of a reported closing price, the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock reported for such date) or, if no sales were reported for such date, for the last day for which a sale was reported prior to the date for which the Fair Market Value is to be determined; (ii) notwithstanding the foregoing, the Fair Market Value of the Common Stock on the effective date of the Company's Initial Public Offering shall be the initial offering price to the public of the Common Stock on such date; and (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Plan Administrator.

          (m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (n) "Initial Public Offering" means the first underwritten public offering pursuant to an effective registration statement under the Securities Act (as defined below) covering the offer and sale of the Common Stock to the public.

          (o) "Non-Employee Director(s)" means a "non-employee director" as defined within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act.

          (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (q) "Option" means a stock option granted pursuant to the Plan.

          (r) "Optioned Stock" means the Common Stock subject to an Option.

          (s) "Optionee" means an Employee, Consultant or Non-Employee Director who receives an Option.

          (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (u) "Plan" means this 2001 Stock Plan.


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          (v) "Plan Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (w) "Restricted Stock" means shares of Common Stock acquired pursuant to a Restricted Stock Award under Section 12 below.

          (x) "Restricted Stock Award" means any Award granted pursuant to
Section 12 of the Plan.

          (y) "Securities Act" means the Securities Act of 1933, as amended.

          (z) "Share" means a share of the Common Stock, as may be adjusted from time to time in accordance with Section 15 of the Plan.

          (aa) "Stock Award" means any award granted pursuant to Section 13 of the Plan.

          (bb) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (cc) "Termination for Cause" shall include, but not be limited to, a finding by the Board of the Participant's: (i) performance of duties in an incompetent manner; (ii) commission of any act of fraud, insubordination, misappropriation or personal dishonesty relating to or involving the Company in any material way; (iii) gross negligence; (iv) violation of any express direction of the Company or any material violation of any rule, regulation, policy or plan established by the Company from time to time regarding the conduct of its employees or its business, if such violation is not remedied by the Participant within thirty (30) days of receiving notice of such violation from the Company; (v) violation of any obligation of Participant's Consulting Relationship or Continuous Status as an Employee with the Company that is demonstrably willful and deliberate on the Participant's part and is not remedied by the Participant within thirty (30) days after receiving notice of such violation from the Company; (vi) disclosure or use of confidential information of the Company, other than as required in the performance of the Participant's duties; (vii) actions that are clearly contrary to the best interest of the Company; (viii) conviction of a crime constituting a felony or any other crime involving moral turpitude, or if no conviction, but the substantial weight of credible evidence indicates that the Participant has committed such a crime; or (ix) the Participant's use of alcohol or any unlawful controlled substance to an extent that it interferes with the performance of the Participant's duties.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 15 of the Plan, the initial maximum number of shares of Common Stock that may be issued under the Plan shall be 1,500,000. For purposes of the foregoing limitation, the shares of Common Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Common Stock available for issuance under the Plan. Common Stock


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to be issued under the Plan may be either authorized and unissued shares or shares held in treasury by the Company.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by: (i) the full Board; or (ii) a committee of the Board comprised of two or more Non-Employee Directors. Subject to the provisions of the Plan, the Plan Administrator is authorized to:

          (a)  construe the Plan and any Award under the Plan;

          (b) select the Directors, officers, Employees and Consultants of the Company and its Subsidiaries to whom Awards may be granted;

          (c) determine the number of shares of Common Stock to be covered by any Award;

          (d) determine and modify from time to time the terms and conditions, including the addition and limitation of restrictions, of any Award and to approve the form of written instrument evidencing Awards;

          (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;

          (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

          (g) extend the exercise period within which Options may be exercised; and

          (h) determine at any time whether, to what extent, and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

          (i) The determination of the Plan Administrator on any such matters shall be conclusive.

     5. DELEGATION OF AUTHORITY TO GRANT AWARDS. The Plan Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards to individuals who are not subject to the reporting provisions of Section 16 of the Securities Act or "covered employees" within the meaning of Section 162(m) of the Code. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the Co-Chairmen that were consistent with the terms of the Plan.


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     6. ELIGIBILITY.

          (a) Directors, officers, Employees and Consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan.

          (b) The Plan shall not confer upon any Participant any right with respect to continuation of employment or Consulting Relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or Consulting Relationship at any time, with or without cause.

     7. STOCK OPTIONS.

          (a) Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Nonstatutory Stock Options. Incentive Stock Options and Nonstatutory Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Nonstatutory Stock Options; provided, however, that: (i) Incentive Stock Options may be granted only to Employees of the Company or any Subsidiary; and (ii) no Incentive Stock Option may be granted following the tenth (10th) anniversary of the effective date of the Plan. The provisions of the Plan and any Option Agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

          (b) To the extent that Options designated as Incentive Stock Options (under all plans of the Company or any Parent or Subsidiary) become exercisable by a Participant for the first time during any calendar year for Common Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such Options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section 7, Options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of Common Stock shall be determined as of the time the Option with respect to such Common Stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 7, such different limitation shall be deemed incorporated herein effective as of the amendment date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 7, the Participant may designate which portion of such Option the participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

     8. TERM OF PLAN. The Plan shall become effective on August 24, 2001, provided the Plan has been previously adopted by the Board and approved by the shareholders of the Company as described in Section 24 of the Plan. The Plan shall remain in effect until terminated under Section 20 of the Plan.


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     9. TERM OF OPTIONS. The term of each Option shall be the term stated in the
Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.
However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     10. OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option;

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          (b) At the discretion of the Plan Administrator, the Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Participant for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     11. EXERCISE OF OPTION.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Plan


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Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

               i. An Option may not be exercised for a fraction of a Share.

               ii. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company through a method of payment allowable under Section 10(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 15 of the Plan.

          (b) Termination of Employment. Except as set forth below, in the event of termination of an Optionee's Consulting Relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee. Notwithstanding the provisions of Section 11(b) above, in the event of termination of an Optionee's Consulting Relationship or Continuous Status as an Employee with the Company (as the case may be) as a result of his or her total and permanent disability (as defined in
Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent the Optionee was otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.

               (i) In the event of the death of an Optionee during the term of Optionee's Consulting Relationship or Continuous Status as an Employee with the Company (as the case may be), the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set


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forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance to the extent so entitled within the time specified herein, the Option shall terminate.

               (ii) In the event of the death of an Optionee within thirty (30) days after the termination of Optionee's Consulting Relationship or Continuous Status as an Employee with the Company (as the case may be) pursuant to Section 11(b) above, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if the Option is not exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance to the extent so entitled within the time specified herein, the Option shall terminate.

          (e) Termination for Cause or Post-Termination Relationship with Competing Business. Notwithstanding the provisions of Section 11(b) above, in the event of "Termination for Cause" of an Optionee's Consulting Relationship or Continuous Status as an Employee with the Company (as the case may be) or in the event that such Optionee becomes an employee or consultant of a Competing Business (as defined herein), any Option held by the Optionee, whether vested or unvested, shall forthwith terminate. In addition to the immediate forfeiture of all Options upon the occurrence of the events specified in the preceding sentence, Optionee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the exercise price paid by the Optionee for such Shares. For purposes of this Plan, the term "Competing Business" shall mean any person, corporation or other entity engaged in the business of: (i) designing, developing, making or having made, selling or marketing power generating equipment which utilizes ocean waves or water flows; or (ii) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company within the last year prior to termination of such Participant's employment or Consulting Relationship, as the case may be, hereunder.

     12. RESTRICTED STOCK AWARDS.

          (a) The Plan Administrator may grant Restricted Stock Awards to any officer, Employee or Consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Common Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

          (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a Participant shall have the rights of a


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

shareholder with respect to the Common Stock subject to the Restricted Stock Award, including, but not limited to, the right to vote and receive dividends with respect thereto; provided, however, that shares of Common Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 12(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 12(c) below.

          (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Common Stock subject to the Restricted Stock Award which have not then vested.

          (d) Unvested Restricted Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

     13. STOCK AWARDS. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, Employee or Consultant of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Common Stock free of any vesting restrictions (a "Stock Award") under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     14. WITHHOLDING TAX OBLIGATIONS.

          (a) Whenever Shares are to be issued under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state and local tax withholding requirements prior to the delivery of any certificate for Shares; provided, however, that in the case of a Participant who receives an Award of Shares under the Plan which is not fully vested, the Participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 14 shall be the date on which the amount of tax to be withheld is determined. If a Participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

          (b) A Participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount: (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax

Date equal to the tax obligation, provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the Participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 14(b).

          (c) A Participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Nonstatutory Stock Option, the receipt of a Restricted Stock Award or Stock Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issued to the Participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the Participant in cash or shall be withheld from the Participant's next regular paycheck.

          (d) An election by a Participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to
Section 14(c) must be in writing and delivered to the Company prior to the Tax Date.

     15. ADJUSTMENT OF NUMBER AND PRICE OF SHARES.

     Any other provision of the Plan notwithstanding:

          (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in: (i) the number of Options that can be granted to any one individual Participant;
(ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; (iii) the price for each share subject to any then outstanding Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Options remain exercisable; and (iv) the maximum number of shares that may be issued under the Plan. The adjustment by the Plan Administrator shall be final, binding and conclusive.

          (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of an Option or Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Section 424(a) of the Code and the rules and regulations thereunder, as they may be amended from time to time.


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

          (c) No adjustment or substitution provided for in this Section 15 shall require the Company to issue or to sell a fractional share under any Option Agreement or share award agreement and the total adjustment or substitution with respect to each Option and share award agreement shall be limited accordingly.

          (d) In the case of the dissolution or liquidation of the Company, the Plan and all Awards granted hereunder shall terminate. In the event of such proposed termination, each Participant shall be notified of such termination and shall be permitted to exercise for a period of at least fifteen (15) days prior to the date of such termination all Options held by such Participant which are then exercisable.

          (e) In the case of: (i) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company); (ii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity which is not an "affiliate" (as defined in Rule 144 of the Securities Act) of the Company; or
(iii) the sale of all of the capital stock of the Company to an unrelated person or entity which is not an "affiliate" of the Company (in each case, a "Fundamental Transaction"), all Options shall be assumed or equivalent options shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this paragraph, the Options shall be considered assumed if, following the Fundamental Transaction, the Options confer the right to purchase, for each Share of stock subject to the Options immediately prior to the Fundamental Transaction, the consideration (whether stock, cash, or other securities or property) received in the Fundamental Transaction by holders of Common Stock for each Share held on the effective date of the Fundamental Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Fundamental Transaction was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the Participant, provide for the consideration to be received upon the exercise of the Options, for each Share of subject to the Options, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Fundamental Transaction.

          In the event that such successor corporation does not agree to assume the Options or to substitute equivalent options, the Board shall provide for each Optionee to have the right to exercise all Options then held by such Optionee, including Options which would not otherwise be exercisable. In such event, the Board shall notify each Optionee that such Options shall be fully exercisable for a period of fifteen (15) days from the date of receipt of such notice, and that such Options will terminate upon the expiration of such period.

          Notwithstanding anything in the Plan to the contrary, the acceleration of exercisability in this Section shall not occur in the event that such acceleration would, in the opinion of the Company's independent auditors, make the Fundamental Transaction ineligible for pooling of interests accounting treatment and the Company intends to use such treatment with respect to such transaction. The Board shall obtain a written statement from the Company's independent auditors with respect to the effect of accelerated exercisability of outstanding Options prior to providing any Optionee with the notice contemplated by this Section.

          (f) In the event that the Company shall be merged or consolidated with another corporation or entity, other than with a corporation or entity which is an "affiliate" of the Company, under the terms of which holders of capital stock of the Company will receive upon consummation thereof a cash payment for each share of capital stock of the Company surrendered pursuant to such transaction (the "Cash Purchase Price"), the Board may provide that all outstanding options shall terminate upon consummation of such transaction and each Optionee shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (i) the Cash Purchase Price multiplied by the number of shares of Capital Stock of the Company subject to outstanding options held by such optionee exceeds (ii) the aggregate exercise price of such options.

     16. NONTRANSFERABILITY. A Participant's rights under the Plan, including the right to any shares or amounts payable may not be assigned, pledged, or otherwise transferred except, in the event of a Participant's death, to the Participant's designated beneficiary or, in the absence of such a designation, by will or by the laws of descent and distribution; provided, however, that the Plan Administrator may, in its discretion, at the time of grant of a Nonstatutory Stock Option or by amendment of an Option Agreement for an Incentive Stock Option or a Nonstatutory Stock Option, provide that Options granted to or held by a Participant may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee, provided further that: (i) any such transfer must be without consideration; (ii) each transferee must be a member of such Participant's "immediate family" (as defined below) or a trust, family limited partnership or other estate planning vehicle established for the exclusive benefit of one or more members of the Participant's immediate family; and (iii) such transfer is specifically approved by the Plan Administrator following the receipt of a written request for approval of the transfer; and provided further that any Incentive Stock Option which is amended to permit transfers during the lifetime of the Participant shall, upon the effectiveness of such amendment, be treated thereafter as a Nonstatutory Stock Option. In the event an Option is transferred as contemplated in this Section, such transfer shall become effective when approved by the Plan Administrator and such Option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred Option shall continue to be governed by and subject to the terms and conditions of this Plan and the relevant Option Agreement, and the transferee shall be entitled to the same rights as the Participant as if no transfer had taken place. As used in this Section, "immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

     17. TERMINATION - CERTAIN FORFEITURES. Notwithstanding any other provision of the Plan to the contrary, a Participant shall have no right to exercise any Option or vest or receive payment of any Restricted Stock Award or Stock Award if the Participant is Terminated for Cause or (b) if following the Participant's termination of employment from the Company and prior to the Company's delivery of the shares of Common Stock underlying an Award, the Participant becomes an officer or director of, a consultant to or employed by a Competing Business. Furthermore, notwithstanding any other provision of the Plan to the contrary, in the event that a Participant receives or is entitled to the delivery or vesting of Common Stock pursuant to an Award during the twelve (12) month period prior to the Participant's termination from the Company or during the twelve (12) months following the Participant's termination from the Company, the Company in its sole discretion, may require the Participant to return or forfeit the cash and/or Common Stock received with respect to such award (or its economic value as of

(i) the date of the exercise of Options; (ii) the date immediately following the end of the Restricted Period for Restricted Stock Awards; or (iii) the date of grant with respect to Stock Awards, as the case may be) in the event that the Participant becomes an officer or director of, a consultant to or employed by a Competing Business within eighteen (18) months of such Participant's termination from the Company. The Company's right to require forfeiture under this Section 17 must be exercised within ninety (90) days after the discovery of an occurrence triggering the Plan Administrator's right to require forfeiture but in no event later than twenty-four (24) months after the Participant's termination from the Company.

     18. RIGHT OF FIRST REFUSAL. Prior to an Initial Public Offering, if at any time Optionee desires to sell, encumber, or otherwise dispose of the Shares, Optionee shall first offer the Shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Shares; (ii) the certificate number and number of shares of Common Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer. Within thirty (30) days after receipt of such notice, the Company shall have the option to purchase all or part of such Shares at the same price and on the same terms as contained in such notice.

     The Board, in its sole discretion, may waive all or a portion of the Company's right of first refusal pursuant to this Section and the Company's repurchase right pursuant to Section 19 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass such right to the remaining stockholders of the Company. In such event, each stockholder may purchase that number of Shares equal to his or her proportionate share ownership in the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

     In the event the Company or the Company's stockholders elect to purchase less than all of the Shares, as provided above, Optionee shall have the right to sell, encumber or otherwise dispose of such Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within thirty (30) days after the expiration of the 30-day option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     On and after an Initial Public Offering, the Company shall have no further right to purchase the Shares under this Section or Section 19 below.

     19. REPURCHASE RIGHTS OF THE COMPANY. Optionee understands that the Company has the option to repurchase any Shares issued by the Company in connection with the grant of Stock Awards or upon the exercise of any portion of outstanding Options; provided, however, that such repurchases may only be made prior to the effective date of an Initial Public Offering. Such repurchases shall be at the Fair Market Value of the Shares repurchased as of the date on which the Company exercises such repurchase option.

     20. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     21. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to any Award under the Plan unless the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     22. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     23. AGREEMENTS. Options and Restricted Stock Awards shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     24. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     25. INFORMATION TO OPTIONEES. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                      *****

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN THE US. NO SUCH SALE OR DISPOSITION IN THE US MAY BE EFFECTED WITHOUT AN EFFECTIVE US REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                        (ENTERPRISE MANAGEMENT INCENTIVE)

                            DATE OF GRANT: __________

                             VESTING DATE: __________

     OCEAN POWER TECHNOLOGIES, INC., a New Jersey corporation (the "Company"), on [__________] granted to [_____________] (the "Optionee") an Option to purchase a total of [___________] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2001 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the same defined meanings as set forth in the Plan.

     1. NATURE OF THE OPTION. This Option is a Nonstatutory Stock Option for the purposes of the Plan and is granted under Schedule 5 to the Income Tax (Earnings and Pensions) Act 2003 (Enterprise Management Incentives) ("Schedule 5"). The Optionee is an employee of the Company or any of its Subsidiaries and satisfies the employment and working time requirements set out in paragraphs 25 and 26 of
Schedule 5. The Option is being granted for commercial reasons in order to recruit or retain the Optionee and not as part of a scheme or arrangement the main purpose (or one of the main purposes) of which is the avoidance of tax.

     2. EXERCISE PRICE. The exercise price is US $___________ for each share of Common Stock, and is not less than eighty five percent (85%) of the Fair Market Value per share of Common Stock on the date of grant, as determined by the Board.

     3. CONDITIONS.

(i.) (i) Declaration. The Optionee shall within 30 days (or such longer period as permitted by the Board) immediately following the date of grant give a declaration to the Company or any Subsidiary of the Company (in the form determined by the Board) that he meets the requirements of paragraph 26 of
Schedule 5 (commitment of working time) in relation to this Option. If the Optionee fails to provide the declaration referred to above within such period, the Board shall give at least seven days' notice to the Optionee requiring him to provide such declaration and if the Optionee fails to provide that declaration by the expiry of the notice, the Board may, in its absolute discretion, determine that this Option shall lapse immediately and be deemed never to have been granted.

     4. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:

     (i) Right to Exercise.

          (a) Subject to subsections 4(i)(b), (c), (d), (e) and (f) below, shares subject to this Option shall become exercisable based upon the following schedule until all of such shares are exercisable:

               Months from Vesting Date   Percentage Exercisable


          (b) This Option may not be exercised for a fraction of a Share.

          (c) In the event of Optionee's death, disability or termination, the exercisability of this Option is governed by Sections 8, 9, 10 and 13 below, subject to the limitations and conditions contained in subsections 4(i)(d), (e) and (f) hereof.

          (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 13 below.

          (e) This Option may not be exercised unless and until the Company (or any Subsidiary of the Company) has received from the Optionee a duly completed joint election with the Company, his employer or other company (in the form prescribed by the Board) to the effect that the Optionee will become liable for the whole of any secondary Class 1 national insurance contributions which may arise in connection with this Option.

          (f) If the Board so determines, this Option may not be exercised unless and until the Optionee enters into a joint election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (in the form prescribed by the Board) for the full disapplication of Chapter 2 of Part 7 of that Act.

     (ii) Method of Exercise. This Option shall be exercisable by written notice in the form attached as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company or such other agent designated in writing by the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the

Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     5. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER

     (i) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following as they pertain to sales of Shares in the US:

          (a) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with US federal and US state securities laws.

          (b) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in the US in connection with, any "distribution" thereof within the meaning of the US Securities Act of 1933, as amended (the "Securities Act").

          (c) Optionee acknowledges and understands that the securities constitute "restricted securities" under the US Securities Act and cannot be sold in the US unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities in the US. Optionee understands that the certificate evidencing the securities in the US will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the US Securities Act, which, in substance, permit limited public resale in the US of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the US Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the US Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold in the US, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the US Securities Exchange Act of 1934); and, in the case of an affiliate,
     (2) the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 5(i)(d), the Optionee acknowledges and agrees to the restrictions set forth in paragraph 5(ii) below.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in the US in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not earlier than the time period prescribed by Rule 144 after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than the time period prescribed by Rule 144, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the US Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (ii) Optionee agrees, in connection with an underwritten public offering of the Company's securities in the US, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the underwriters managing such underwritten public offering of the Company's securities for a period of one hundred eighty (180) days from the effective date of such registration (the "Lock Up Period"), and (2) further agrees to execute any agreement reflecting clause (1) above, or extending the Lock Up Period, as may be requested by the underwriters at the time of the US public offering.

     6. METHOD OF PAYMENT. Payment of the exercise price for each Share shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) in the discretion of the Plan Administrator, by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     7. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     8. TERMINATION OF STATUS AS AN EMPLOYEE. Except as set forth below, in the event of termination of Optionee's Continuous Status as an Employee with the Company or any Subsidiary of the Company (as the case may be), Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in
Section 13 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     9. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 8 above, in the event of termination of Optionee's Continuous Status as an Employee with the Company or any Subsidiary of the Company (as the case may be) as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of Optionee's termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 13 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     10. DEATH OF OPTIONEE. In the event of the death of Optionee:

     (i) during the term of this Option while an Employee of the Company or any Subsidiary of the Company (as the case may be) and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 13 below), by Optionee's Personal Representatives, but only to the extent the Optionee was entitled to exercise the Option at the date of death; or

     (ii) in the event of Optionee's death within thirty (30) days after the termination of Optionee's Continuous Status as an Employee pursuant to Section 8 above, this Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 13 below), by Optionee's Personal Representatives, but only to the extent of the right to exercise that had accrued at the date of termination.

     11. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than to Optionee's Personal Representatives on his death and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon Optionee's Personal Representatives.

     12. PERSONAL REPRESENTATIVES. For the purposes of Sections 10 and 11, the term "Personal Representatives" shall mean the legal personal representatives of Optionee (being either the executors of his will to whom a valid grant of probate has been made or, if he dies intestate, the duly appointed administrator(s) of his estate) who have produced to the Company evidence of their appointment as such.

     13. TERM OF OPTION. Notwithstanding anything herein to the contrary, this Option may not be exercised more than ___ years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     14. TAXATION.

     (i) Withholding. No Shares will be issued or transferred pursuant to the exercise of this Option unless and until Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, national, foreign, state or local taxes (including any social security or national insurance contributions) required by law to be withheld in respect of this Option or which Optionee has agreed or elected to bear.

     (ii) EMI status. Neither the Company nor any Subsidiary of the Company shall have any liability to Optionee if this Option (or any part thereof) does not qualify or ceases to qualify as an enterprise management incentive option under Schedule 5.

     15. TAX CONSEQUENCES. The Optionee understands that any of the foregoing references to taxation are based on tax, national insurance and social security laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax, social security and national insurance consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax, social security and national insurance liability that may arise as a result of the transactions contemplated by this Agreement together with any secondary Class 1 national insurance contributions which Optionee has elected to bear.

     16. NO EMPLOYMENT CLAIMS. The rights and obligations of Optionee under the terms of his office or employment with the Company, any past or present Subsidiary of the Company, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this Option or any right which he may have to participate therein, and Optionee hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option in whole or in part as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

 17. DATA PROTECTION. Optionee agrees to the receipt, holding and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this Option by the Company or any Subsidiary of the Company and any of their advisers or agents and to the transmission or transfer of such information outside of the European Economic Area for this purpose and, in particular, the transmission or transfer of such information to the Company in the USA.

     18. THIRD PARTY RIGHTS. The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Option and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

     19. OPTIONEE ACKNOWLEDGEMENT.

     (i) Optionee acknowledges and agrees that the vesting of shares pursuant to
Section 4 hereof is earned only by continuing service as an employee of the Company or any Subsidiary of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that this Option, the Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the company's right to terminate Optionee's employment at any time, with or without cause.

     (ii) Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in his residence address.

IN WITNESS WHEREOF the parties have executed this document as a Deed and the Company has caused this option to be executed under its corporate seal by its duly authorised officer on the following date. This option shall take effect as a deed and sealed instrument.


DATED:
       --------------, ---------

OCEAN POWER TECHNOLOGIES INC.              By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------

EXECUTED as a DEED by OPTIONEE:            By:
                                               ---------------------------------
                                               (Signature of Optionee)
                                           Name:
                                                 -------------------------------
                                                 (Printed Name of Optionee)

In the presence of:

Witness signature:
                   --------------------
Witness name:
                   --------------------

Witness address:
                   --------------------

                   --------------------

Witness occupation:
                   --------------------

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

TO: ____________

FROM: __________

DATE: __________

RE:  Exercise of Stock Option

     I hereby exercise my option to purchase _____________shares of Common Stock at $______________________ per share (total exercise price of $_______________), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement dated _______________. The option price and vested amount is in accordance with Sections 2 and 4 of the Stock Option Agreement.

     Attached is a check payable to Ocean Power Technologies, Inc. for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 5 of the Stock Option Agreement.

          Please prepare the stock certificate in the following name(s):

                      ___________________________________

                      ___________________________________

If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

                                           Sincerely,


                                           -------------------------------------
                                           (Signature)


                                           -------------------------------------
                                           (Print or Type Name)

Letter and consideration

Received on _________________, 20__.


By:
    ------------------------------------

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                        INCENTIVE STOCK OPTION AGREEMENT

                          DATE OF GRANT: ______________

     OCEAN POWER TECHNOLOGIES, INC., a New Jersey corporation (the "Company"), hereby grants to [_____] (the "Optionee") an Option to purchase a total of [_________] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2001 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the same defined meanings as set forth in the Plan.

     1. NATURE OF THE OPTION. This Option is intended to qualify as an Incentive Stock Option and may only be granted to an Employee of the Company.

     2. EXERCISE PRICE. The exercise price is $_____ for each share of Common Stock, which price is not less than the fair market value per share of Common Stock on the date of grant, as determined by the Board; provided, however, in the event Optionee owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiary corporations immediately before this Option is granted, said exercise price is not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the date of grant as determined by the Board.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:

     (i) Right to Exercise.

          (a) Subject to subsections 3(i)(b), (c), (d) and (e) below, shares subject to this Option shall become exercisable based upon the following schedule until all of such shares are exercisable:

                 Months from Grant Date   Percentage Exercisable
                 ----------------------   ----------------------
                           12                        20%
                           24                        40
                           36                        60
                           48                        80
                           60                       100

          (b) This Option may not be exercised for a fraction of a Share.

          (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the option is governed by Sections 7, 8, 9 and 11 below, subject to the limitations contained in subsections 3(i)(d) and (e) hereof.

          (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

          (e) To the extent that options designated as Incentive Stock Options (under all plans of the Company or any Parent or Subsidiary) become exercisable by Optionee for the first time during any calendar year for Common Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000) (determined for each share as of the date of grant of the option covering such share), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options.

     (ii) Method of Exercise. This Option shall be exercisable by written notice in the form attached as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company or such other agent designated in writing by the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. Investment Representations; Restrictions on Transfer.

     (i) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following:

          (a) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

          (b) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 4(i)(d), the Optionee acknowledges and agrees to the restrictions set forth in paragraph 4(ii) below.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not earlier than the time period prescribed by Rule 144 after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than the time period prescribed by Rule 144, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (ii) Optionee agrees, in connection with an underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the underwriters managing such underwritten public offering of the Company's securities for a period of one hundred eighty (180) days from the effective date of such registration (the "Lock Up Period"), and
(2) further agrees to execute any agreement reflecting clause (1) above, or extending the Lock Up Period, as may be requested by the underwriters at the time of the public offering.

     5. METHOD OF PAYMENT. Payment of the exercise price for each Share shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. TERMINATION OF STATUS AS AN EMPLOYEE. Except as set forth below, in the event of termination of Optionee's Continuous Status as an Employee, Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of Optionee's termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     9. DEATH OF OPTIONEE. In the event of the death of Optionee:

     (i) during the term of this Option while an Employee of the Company and having been in Continuous Status as an Employee since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death, subject to the limitations contained in Section 3(i)(e) above; or

     (ii) in the event of Optionee's death within thirty (30) days after the termination of Optionee's Continuous Status as an Employee pursuant to Section 7 above, this Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. TERM OF OPTION. Notwithstanding anything herein to the contrary, this Option may not be exercised more than ten (10) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. RIGHT OF FIRST REFUSAL. Prior to an Initial Public Offering, if at any time Optionee desires to sell, encumber, or otherwise dispose of the Shares, Optionee shall first offer the Shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Shares; (ii) the certificate number and number of shares of Common Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer. Within thirty (30) days after receipt of such notice, the Company shall have the option to purchase all or part of such Shares at the same price and on the same terms as contained in such notice.

     The Board, in its sole discretion may waive all or a portion of the Company's right of first refusal pursuant to this Section and the Company's repurchase right pursuant to Section 13 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass such right to the remaining stockholders of the Company. In such event, each stockholder may purchase that number of Shares equal to his or her proportionate share ownership in the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

     In the event the Company or the Company's stockholders elect to purchase less than all of the Shares, as provided above, Optionee shall have the right to sell, encumber or otherwise dispose of such Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within thirty (30) days after the expiration of the 30-day option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     On and after an Initial Public Offering, the Company shall have no further right to purchase the Shares under this Section or Section 13 below.

     13. REPURCHASE RIGHTS OF THE COMPANY. Optionee understands that the Company has the option to repurchase any Shares issued by the Company upon the exercise of any portion of this Agreement, provided, however, that such repurchases shall be made prior to the effective date of an Initial Public Offering. Such repurchases shall be at the Fair Market Value of the Shares repurchased as of the date on which the Company exercises such option.

     14. EARLY DISPOSITION OF STOCK. Optionee understands that, if Optionee disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to Optionee, Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured as the difference between the price paid for the Shares and the lower of the Fair Market Value of the Shares at the date of exercise or the fair market value of the Shares at the date of disposition. Any gain recognized on such a premature sale of the Shares in excess of the amount treated as ordinary income will be characterized as capital gain. Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee understands that if Optionee disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be treated as long-term capital gain.

     15. TAX CONSEQUENCES. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

                                           Ocean Power Technologies, Inc.


                                           By:
                                               ---------------------------------
                                           Name: Dr. George W. Taylor
                                           Title: Chief Executive Officer

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

TO: _________________________________

FROM: _______________________________

DATE: _______________________________

RE: Exercise of Stock Option

     I hereby exercise my option to purchase ________________ shares of Common Stock at $____________ per share (total exercise price of $____________), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement with a Grant Date of ________________. The option price and vested amount is in accordance with Sections 2 and 3 of the Stock Option Agreement.

     Attached is a check payable to Ocean Power Technologies, Inc. for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 4 of the Stock Option Agreement.

         Please prepare the stock certificate in the following name(s):

                ________________________________________________

                ________________________________________________

     If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

                                        Sincerely,


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print or Type Name)

Letter and consideration
Received on __________________, 20__.

By:
    ---------------------------------

                            OPTIONEE ACKNOWLEDGEMENT

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option for ____________ shares, and with a Grant Date of ____________, subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ________________

                                        ________________________________________
                                        [NAME]

                                        Residence Address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Social Security No. ____________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                       NONSTATUTORY STOCK OPTION AGREEMENT

                         DATE OF GRANT: ________________

     OCEAN POWER TECHNOLOGIES, INC., a New Jersey corporation (the "Company"), hereby grants to [______________] (the "Optionee") an Option to purchase a total of [______________] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2001 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the same defined meanings as set forth in the Plan.

     1. NATURE OF THE OPTION. This Option is a Nonstatutory Stock Option, is not intended to qualify for any special tax benefits to the Optionee and may be granted to Employees, Consultants and Directors of the Company.

     2. EXERCISE PRICE. The exercise price is $______________ for each share of Common Stock, which price is not less than eighty five percent (85%) of the Fair Market Value per share of Common Stock on the date of grant, as determined by the Board.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:

     (i) Right to Exercise.

          (a) Subject to subsections 3(i)(b), (c) and (d) below, shares subject to this Option shall become exercisable based upon the following schedule until all of such shares are exercisable:

Months from Grant Date   Percentage Exercisable
----------------------   ----------------------


          (b) This Option may not be exercised for a fraction of a Share.

          (c) In the event of Optionee's death, disability or termination, the exercisability of the option is governed by Sections 7, 8, 9 and 11 below, subject to the limitations contained in subsections 3(i)(d) hereof.

          (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

     (ii) Method of Exercise. This Option shall be exercisable by written notice in the form attached as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company or such other agent designated in writing by the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.

     (i) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following:

          (a) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with federal and state securities laws.

          (b) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (c) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 4(i)(d), the Optionee acknowledges and agrees to the restrictions set forth in paragraph 4(ii) below.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not earlier than the time period prescribed by Rule 144 after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than the time period prescribed by Rule 144, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (ii) Optionee agrees, in connection with an underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the underwriters managing such underwritten public offering of the Company's securities for a period of one hundred eighty (180) days from the effective date of such registration (the "Lock Up Period"), and (2) further agrees to execute any agreement reflecting clause (1) above, or extending the Lock Up Period, as may be requested by the underwriters at the time of the public offering.

     5. METHOD OF PAYMENT. Payment of the exercise price for each Share shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR. Except as set forth below, in the event of termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be), Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 7 above, in the event of termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be) as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of Optionee's termination of employment or consulting relationship or Director status (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     9. DEATH OF OPTIONEE. In the event of the death of Optionee:

     (i) during the term of this Option while an Employee, Consultant or Director of the Company (as the case may be) and having been in Continuous Status as an Employee, Consultant or Director since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death; or

     (ii) in the event of Optionee's death within thirty (30) days after the termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status (as the case may be) pursuant to Section 7 above, this Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. TERM OF OPTION. Notwithstanding anything herein to the contrary, this Option may not be exercised more than ____ years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. RIGHT OF FIRST REFUSAL. Prior to an Initial Public Offering, if at any time Optionee desires to sell, encumber, or otherwise dispose of the Shares, Optionee shall first offer the Shares to the Company by giving the Company written notice disclosing: (i) the name of the proposed transferee of the Shares; (ii) the certificate number and number of shares of Common Stock proposed to be transferred or encumbered; (iii) the proposed price; (iv) all other terms of the proposed transfer; and (v) a written copy of the proposed offer. Within thirty (30) days after receipt of such notice, the Company shall have the option to purchase all or part of such Shares at the same price and on the same terms as contained in such notice.

     The Board, in its sole discretion may waive all or a portion of the Company's right of first refusal pursuant to this Section and the Company's repurchase right pursuant to Section 13 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass such right to the remaining stockholders of the Company. In such event, each stockholder may purchase that number of Shares equal to his or her proportionate share ownership in the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

     In the event the Company or the Company's stockholders elect to purchase less than all of the Shares, as provided above, Optionee shall have the right to sell, encumber or otherwise dispose of such Shares on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within thirty (30) days after the expiration of the 30-day option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

     On and after an Initial Public Offering, the Company shall have no further right to purchase the Shares under this Section or Section 13 below.

     13. REPURCHASE RIGHTS OF THE COMPANY. Optionee understands that the Company has the option to repurchase any Shares issued by the Company upon the exercise of any portion of this Agreement, provided, however, that such repurchases shall be made prior to the effective date of an Initial Public Offering. Such repurchases shall be at the Fair Market Value of the Shares repurchased as of the date on which the Company exercises such option.

     14. TAXATION UPON EXERCISE OF OPTION. Optionee understands that, upon exercise of this Option, Optionee will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any such disposition. Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the option will be treated as capital gain or loss.

     15. TAX CONSEQUENCES. The Optionee understands that any of the foregoing references to taxation are based on federal income tax laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax liability that may arise as a result of the transactions contemplated by this Agreement.

                                        Ocean Power Technologies, Inc.


                                        By:
                                            ------------------------------------
                                        Name: Dr. George W. Taylor
                                        Title: Chief Executive Officer

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

TO: _________________________________

FROM: _______________________________

DATE: _______________________________

RE: Exercise of Stock Option

     I hereby exercise my option to purchase ________________ shares of Common Stock at $____________ per share (total exercise price of $____________), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement with a Grant Date of ________________. The option price and vested amount is in accordance with Sections 2 and 3 of the Stock Option Agreement.

     Attached is a check payable to Ocean Power Technologies, Inc. for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 4 of the Stock Option Agreement.

         Please prepare the stock certificate in the following name(s):

                ________________________________________________

                ________________________________________________

     If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

                                        Sincerely,


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print or Type Name)

Letter and consideration
Received on __________________, 20__.

By:
    ---------------------------------

                            OPTIONEE ACKNOWLEDGEMENT

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE, CONSULTANT OR DIRECTOR OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION, THE COMPANY'S PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, CONSULTANT OR DIRECTOR FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT, CONSULTING RELATIONSHIP OR POSITION AS A DIRECTOR AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option for _____ shares and with Grant Date of _______________, subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: ________________


                                        ________________________________________
                                        (Signature)

                                        Name: __________________________________

                                        Residence Address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Social Security No. ____________________

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF IN THE US. NO SUCH SALE OR DISPOSITION IN THE US MAY BE EFFECTED WITHOUT AN EFFECTIVE US REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                       NONSTATUTORY STOCK OPTION AGREEMENT
                             (UK NON-TAX QUALIFIED)

                         DATE OF GRANT: ________________

                         VESTING DATE: ________________

     OCEAN POWER TECHNOLOGIES, INC., a New Jersey corporation (the "Company"), on [__________] granted to [__________] (the "Optionee") an Option to purchase a total of [__________] shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 2001 Stock Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, capitalized terms shall have the same defined meanings as set forth in the Plan.

     1. NATURE OF THE OPTION. This Option is a Nonstatutory Stock Option, is not intended to qualify for any special tax benefits to the Optionee and may be granted to Employees, Consultants and Directors of the Company.

     2. EXERCISE PRICE. The exercise price is US $__________ for each share of Common Stock, and is not less than eighty five percent (85%) of the Fair Market Value per share of Common Stock on the date of grant, as determined by the Board.

     3. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the provisions of Section 10 of the Plan as follows:

     (i) Right to Exercise.

          (a) Subject to subsections 4(i)(b), (c), (d), (e) and (f) below, shares subject to this Option shall become exercisable based upon the following schedule until all of such shares are exercisable:

Months from Vesting Date   Percentage Exercisable
------------------------   ----------------------


          (b) This Option may not be exercised for a fraction of a Share.

          (c) In the event of Optionee's death, disability or termination, the exercisability of this Option is governed by Sections 8, 9, 10 and 12 below, subject to the limitations and conditions contained in subsections 4(i)(d), (e) and (f) hereof.

          (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 12 below.

          (e) This Option may not be exercised unless and until the Company (or any Subsidiary of the Company) has received from the Optionee a duly completed joint election with the Company, his employer or other company (in the form prescribed by the Board) to the effect that the Optionee will become liable for the whole of any secondary Class 1 national insurance contributions which may arise in connection with this Option.

          (f) This Option may not be exercised unless and until the Optionee enters into a joint election under Section 431(1) of the Income Tax (Earnings and Pensions) Act 2003 (in the form prescribed by the Board) for the full disapplication of Chapter 2 of Part 7 of that Act.

     (ii) Method of Exercise. This Option shall be exercisable by written notice in the form attached as Exhibit A, which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the President, Secretary or Chief Financial Officer of the Company or such other agent designated in writing by the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

          No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.

     (i) By receipt of this Option, by its execution and by its exercise in whole or in part, Optionee represents to the Company the following as they pertain to sales of Shares in the US:

          (a) Optionee understands that this Option and any Shares purchased upon its exercise are securities, the issuance of which requires compliance with US federal and US state securities laws.

          (b) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in the US in connection with, any "distribution" thereof within the meaning of the US Securities Act of 1933, as amended (the "Securities Act").

          (c) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and cannot be sold in the US unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities in the US. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities in the US unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (d) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale in the US of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold in the US, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three-month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph 5(i)(d), the Optionee acknowledges and agrees to the restrictions set forth in paragraph 5(ii) below.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in the US in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not earlier than the time period prescribed by Rule 144 after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than the time period prescribed by Rule 144, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (ii) Optionee agrees, in connection with an underwritten public offering of the Company's securities in the US, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the underwriters managing such underwritten public offering of the Company's securities for a period of one hundred eighty (180) days from the effective date of such registration (the "Lock Up Period"), and (2) further agrees to execute any agreement reflecting clause (1) above, or extending the Lock Up Period, as may be requested by the underwriters at the time of the US public offering.

     5. METHOD OF PAYMENT. Payment of the exercise price for each Share shall be paid in full at the time of each exercise of the Option: (i) in cash; (ii) by check; (iii) by cash equivalent; (iv) in the discretion of the Plan Administrator, by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Exchange Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (v) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the exercise price must have been held by the Optionee for at least six (6) months in order to be utilized to pay the exercise price; or (vi) in the discretion of the Plan Administrator, through any combination of the foregoing methods of payment.

     6. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. TERMINATION OF STATUS AS AN EMPLOYEE, CONSULTANT OR DIRECTOR. Except as set forth below, in the event of termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be), Optionee may, but only within ninety (90) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), exercise this Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, this Option shall terminate.

     8. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 8 above, in the event of termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status with the Company (as the case may be) as a result of Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve
(12) months from the date of Optionee's termination of employment, consulting relationship or Director status (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), exercise this Option to the extent Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise this Option at the date of termination, or if Optionee does not exercise such Option (which Optionee was entitled to exercise) within the time specified herein, this Option shall terminate.

     9. DEATH OF OPTIONEE. In the event of the death of Optionee:

     (i) during the term of this Option while an Employee, Consultant or Director of the Company (as the case may be) and having been in Continuous Status as an Employee, Consultant or Director since the date of grant of this Option, this Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death; or

     (ii) in the event of Optionee's death within thirty (30) days after the termination of Optionee's Continuous Status as an Employee, consulting relationship or Director status (as the case may be) pursuant to Section 8 above, this Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 12 below), by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     10. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     11. TERM OF OPTION. Notwithstanding anything herein to the contrary, this Option may not be exercised more than ____ years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. TAXATION. No shares will be issued or transferred pursuant to the exercise of this Option unless and until Optionee pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, national, foreign, state or local taxes (including any social security or national insurance contributions) required by law to be withheld in respect of this Option or which Optionee has agreed or elected to bear.

     13. TAX CONSEQUENCES. The Optionee understands that any of the foregoing references to taxation are based on tax, national insurance and social security laws and regulations now in effect. The Optionee has reviewed with the Optionee's own tax advisors the federal, state, local and foreign tax, social security and national insurance consequences of the transactions contemplated by this Agreement. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that the Optionee (and not the Company) shall be responsible for the Optionee's own tax, social security and national insurance liability that may arise as a result of the transactions contemplated by this Agreement together with any secondary Class 1 national insurance contributions which Optionee has elected to bear.

     14. NO EMPLOYMENT CLAIMS. The rights and obligations of Optionee under the terms of his office or employment with the Company, any past or present Subsidiary of the Company, or associated or affiliate company of the Company shall not be affected by his participation in the Plan or the grant of this Option or any right which he may have to participate therein, and Optionee hereby waives all and any rights to compensation or damages in consequence of the termination of his office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his ceasing to have rights under or being entitled to exercise this option in whole or in part as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

     15. DATA PROTECTION. Optionee agrees to the receipt, holding and processing of information in connection with the grant, vesting, exercise, taxation and general administration of the Plan and this Option by the Company or any Subsidiary of the Company and any of their advisers or agents and to the transmission or transfer of such information outside of the European Economic Area for this purpose and, in particular, the transmission or transfer of such information to the Company in the USA.

     16. THIRD PARTY RIGHTS. The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Option and no person other than parties hereto shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

     17. OPTIONEE ACKNOWLEDGEMENT.

     (i) Optionee acknowledges and agrees that the vesting of shares pursuant to
Section 4 hereof is earned only by continuing service as an employee of the Company or any Subsidiary of the Company (not through the act of being hired, being granted this Option or acquiring shares hereunder). Optionee further acknowledges and agrees that this Option, the Plan which is incorporated herein by reference, the transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee for the vesting period, for any period, or at all, and shall not interfere with Optionee's right or the company's right to terminate Optionee's employment at any time, with or without cause.

     (ii) Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board or of the Committee upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in his residence address.

IN WITNESS WHEREOF the parties have executed this document as a Deed and the Company has caused this option to be executed under its corporate seal by its duly authorised officer on the following date. This option shall take effect as a deed and sealed instrument.

DATED:
       ------------, --------

OCEAN POWER TECHNOLOGIES INC.:          By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


EXECUTED as a DEED by OPTIONEE:         By:
                                            ------------------------------------
                                            (Signature of Optionee)
                                        Name:
                                              ----------------------------------
                                              (Printed Name of Optionee)

In the presence of:


Witness signature:
                   ----------------------------
Witness name:
              ---------------------------------
Witness address:
                 ------------------------------

                 ------------------------------
Witness occupation:
                    ----------------------------

                                    EXHIBIT A

                       NOTICE OF EXERCISE OF STOCK OPTION

TO: _________________________________

FROM: _______________________________

DATE: _______________________________

RE: Exercise of Stock Option

     I hereby exercise my option to purchase ________________ shares of Common Stock at $____________ per share (total exercise price of $____________), effective today's date. This notice is given in accordance with the terms of my Stock Option Agreement dated ________________. The option price and vested amount is in accordance with Sections 2 and 4 of the Stock Option Agreement.

     Attached is a check payable to Ocean Power Technologies, Inc. for the total exercise price of the shares being purchased. The undersigned confirms the representations made in Section 5 of the Stock Option Agreement.

          Please prepare the stock certificate in the following name(s):

                ________________________________________________

                ________________________________________________

     If the stock is to be registered in a name other than your name, please so advise the Company. The Stock Option Agreement requires the Company's approval for registration in a name other than your name and requires certain agreements from any joint owner.

                                        Sincerely,


                                        ----------------------------------------
                                        (Signature)

                                        ----------------------------------------
                                        (Print or Type Name)

Letter and consideration
Received on __________________, 20__.


By:
    ---------------------------------